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                                                                 CONFORMED COPY
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                             STOCK PLEDGE AGREEMENT
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THIS AGREEMENT is made on 9 June 1997

BETWEEN:-

(1) DEFENCE SYSTEMS LIMITED, a company incorporated and registered in England (Registration No. 154057) whose registered office is at 7th Floor, Egginton House, 25-28 Buckingham Gate, London SW1E 6LD (the "Lender");

(2) STRONTIAN HOLDINGS LIMITED, whose registered office is at 10 Mnasiadou Street, Elma Building, Nicosia (the "Borrower");

(3) MIKHAIL GOLOVATOV, of 22-39 Bolshaya Nikitshaya Street, Moscow 103009, Russia ("MG"); and

(4) IGOR OREKHOV, of 22-39 Bolshaya Nikitshaya Street, Moscow 103009, Russia ("IO").

WHEREAS:-

(A) The Lender has agreed to provide the Borrower the Loan pursuant to the terms of the Loan Agreement of even date herewith made between the Lender and the Borrower.

(B) Each of the Borrower, MG and IO ("the Pledgors") have agreed to pledge and grant to the Lender to secure the payment and performance of the Borrower's obligation (collectively, the "Secured Obligations") under the Loan Agreement, security interest in the 28,794 Armor Holdings Inc. shares of common stock par value US$0.01 per share, to be issued to the Pledgors pursuant to the Share Acquisition Agreement ("the Pledged Stock").

(C) It is acknowledged by the parties that each Pledgor will materially benefit from the Loan to be advanced pursuant to the Loan Agreement.

(D) Terms defined in the Loan Agreement shall, unless the context otherwise require have the same meaning in this Agreement.

IT IS AGREED as follows:-

1.  Pledge of Stock

1.1 As collateral security for the Secured Obligations each Pledgor hereby pledges and collaterally assigns to the Lender and grants to the Lender a first priority security interest in the Pledged Stock.

1.2 Each Pledgor agrees to deliver all the Pledged Stock to the Lender at such location as the Lender shall from time to time designate by written notice for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Lender.

1.3 All advances, charges, costs and expenses, including reasonable legal fees, incurred

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or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Lender by each Pledgor immediately upon demand therefor.

2.  Preservation and Protection of Collateral

The Lender shall be under no duty or liability with respect to the collection, protection or preservation of the Pledged Stock, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

3.  Default

3.1 Should the Borrower fail to pay the Lender all Secured Obligations as of the end of the Business Day on which such Secured Obligations become due and payable and after the expiration of all grace or cure periods, if any, and all extensions or waivers, if any, and should such failure continue, or should any other Event of Default set forth in the Loan Agreement occur and be continuing (any of the foregoing an "Event of Default"), the Lender is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Pledged Stock, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Lender may elect; and any such sale may be made either at public or private sale, either for cash or upon credit or for future delivery, at such price as the Lender may reasonably deem fair; and the Lender may be the purchaser of any or all Pledged Stock so sold and hold the same thereafter in its own right free from any claim of a Pledgor or right of redemption.

3.2 Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Lender. The Pledgors recognizes that the Lender may be unable to effect a public sale of the Pledged Stock by reason of certain prohibitions contained in the United States Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Lender may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Pledged Stock sold to any person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favourable to Pledgor than if such Pledged Stock was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Lender has no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit the issuer of such Pledged Stock to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Pledged Stock for public sale under the Securities Act or applicable state law.

3.3 Each Pledgor further agrees, to the extent permitted by applicable law, that the use

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of private sales made under the foregoing circumstances to dispose of the
Pledged Stock shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities.

3.4 In addition to the foregoing, the Lender may exercise such other rights and remedies as may be available under the Loan Agreement, at law or in equity.

4.  Proceeds of Sale

The proceeds of the sale of any of the Pledged Stock and all sums received or collected from or on account of such Pledged Stock shall be applied to the payment of expenses incurred or paid by the Lender in connection with any sale, transfer or delivery of the Pledged Stock, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as the Lender may determine and as permitted by applicable law and regulation. The Lender shall, upon satisfaction in full of all such Secured Obligations, pay any balance to Pledgors.

5.  Presentments, Etc.

The Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonour in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

6.  Attorney

Each Pledgor hereby appoints the Lender as such Pledgor's attorney for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment, having been given to secure obligations in connection with this Agreement, shall be irrevocable in accordance with Section 4 of the Power of Attorney Act 1971 and coupled with an interest; provided, that the Lender shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

7.  Absolute Rights and Obligations

All rights of the Lender, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:-

7.1 any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument relating to any of the Secured Obligations;

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7.2 any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Document.

8.  Release

The Pledged Stock shall be released from the terms of this Agreement and all rights and remedies of the parties under this Agreement shall cease upon repayment and/or other satisfaction of the Loan pursuant to the terms of the Loan Agreement.

8.  General

8.1 No variation of this Agreement shall be effective unless made in writing signed by or on behalf of all the parties and expressed to be such a variation.

8.2 Any remedy or right conferred by this Agreement on the Lender for breach of this Agreement shall be in addition to and without prejudice to any other right or remedy available to either of them.

8.3 No failure or delay by the Lender or time or indulgence given by it in or before exercising any remedy or right under or in relation to this Agreement shall operate as a waiver of the same nor shall any single or partial exercise of any remedy or right preclude any further exercise of the same or the exercise of any other remedy or right.

8.4 No waiver by any party of any requirement of this Agreement or of any remedy or right under this Agreement shall have effect unless given by notice in writing signed by such party. No waiver of any particular breach of the provisions of this Agreement shall operate as a waiver of any repetition of such breach.

8.5 Any release, waiver or compromise or any other arrangement which the lender gives or enters into with any party to this Agreement in connection with this Agreement shall not affect any right or remedy of the Lender as regards any other party's liabilities under or in relation to this Agreement and such other party shall continue to be bound by this Agreement as if it had been the sole contracting party.

8.6 Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned and as to any dates and periods which may by agreement in writing between the parties be substituted for any of them.

8.7 This Agreement may be executed in two or more counterparts and execution by each of the parties of any one of such counterparts will constitute due execution of this Agreement.

8.8 The Pledgors shall and shall procure that any third party shall, do, execute and perform all such further deeds, documents, assurances, acts and things as may be necessary to give effect to this Agreement.

8.9 The provisions of this Agreement shall remain in full force and effect after Completion so far as they then remain to be observed and performed.

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8.10 Each Pledgor acknowledges that it is entering into this Agreement without reliance on any undertaking or representation given by or on behalf of the Lender other than as expressly contained in this Agreement provided that nothing herein shall exclude the Lender from liability for fraudulent misrepresentation.

9.  Notices

9.1 Any notice shall be in writing and signed by or on behalf of the person giving it. Except in the case of personal service, any notice shall be sent or delivered to the party to be served at the address stated at the beginning of this Agreement. Any alteration in such details shall, to have effect, be notified to the other parties in accordance with this clause.

9.2  Service of a notice must be effected by one of the following methods:-

9.2.1 personally on a director or the secretary of any party and shall be treated as served at the time of such service;

9.2.2 by prepaid first class post (or by airmail if from one country to another) and shall be treated as served on the second (or if by airmail the fourth) Business Day after the date of posting. In proving service it shall be sufficient to prove that the envelope containing the notice was correctly addressed, postage paid and posted; or

9.2.3 by delivery of the notice through the letterbox of the party to be served and shall be treated as served on the first Business Day after the date of such delivery.

9.2.4 by sending it by facsimile transmission to the number for the party to whom it is to be sent which is referred to below or if another number shall have been notified by that party to all the other parties for the purposes of this clause by notice given in accordance with this clause 9.2, then to the number of such party which shall have been so notified, for service by facsimile transmission which purpose the latest notification shall supersede all previous notifications and shall be treated as served at the time of transmission. The fax numbers of the parties for the purpose of this clause 9.2 are:

         The Lender        -        Fax No. (0171) 233 7434
         The Borrower      -        Fax No. (007)(095) 290 3428
         MG                -        Fax No. (007)(095) 290 3428
         IO                -        Fax No. (007)(095) 290 3428

10.  Applicable law and jurisdiction

10.1 This Agreement shall be governed by and construed in accordance with the laws of England.

10.2 The parties irrevocably submit for the benefit of the Lender to the non-exclusive jurisdiction of the Courts of England and Wales in respect of any claim, dispute or difference arising out of or in connection with this Agreement. Nothing contained in this clause shall be taken to have limited the right of the Lender to proceed in the courts of any other competent jurisdiction.

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11.  Dispute Resolution

11.1 Any dispute arising out of or in connection with this Agreement, including any question regarding the existence, scope, validity or termination of this Agreement or this clause (whether arising in contract, tort or otherwise), shall at the nomination of the party initiating the action be referred to and finally resolved by Arbitration under the Rule of the London Court of International Arbitration ("LCIA"), which Rule is deemed to be incorporated by reference into this clause to the extent not inconsistent with its provisions.

11.2 The arbitral panel shall consist of three arbitrators, all of which at the time of the arbitration must be independent of the parties. The party initiating arbitration (the "Claimant") shall nominate its arbitrator in its request (the "Request"). The other party (the "Respondent") shall nominate one arbitrator within 30 days of receipt of the Request in accordance with Article
2.1 of the Rules of the LCIA. Where there is more than one Claimant or more than one Respondent and the Claimants or the Respondents (as the case may be) cannot agree between themselves on the nomination of an arbitrator, the Arbitration Court of the LCIA shall forthwith appoint both parties' arbitrators and such arbitrators shall stand as the parties' nominated arbitrators. Within 30 days of the appointment of the parties' nominated arbitrators by the Arbitration Court of the LCIA or the nomination of the second arbitrator, the two arbitrators shall nominate a third arbitrator to be the Chairman of the tribunal, failing which the Arbitration Court of the LCIA shall forthwith appoint the Chairman.

11.3 The place of the arbitration shall be London, England and the proceedings shall be governed by the laws of England.

11.4 The language of the arbitration shall be English and the award shall be in English.

11.5 The arbitral award may grant any relief deemed by the arbitrators to be appropriate, including, without limitation, specific performance and preliminary or interim relief (including but not limited to a preliminary injunction or temporary restraining order). The arbitral award shall state the reasons for the award and relief granted, shall be final and binding on the parties to the arbitration, and may include an award of costs (including the parties' legal and other costs). Any award rendered may be confirmed, judgment upon any award rendered may be entered, and such award or the judgment thereon may be enforced in any court of any state or country having competent jurisdiction.

11.6 Notwithstanding the other provisions of this clause 13 the Lender may seek from any court of competent jurisdiction any interim, provisional or injunctive relief that may be necessary to protect the rights or property of the Lender or maintain the status quo during or after the pendency of the arbitration proceeding, subject to the provisions of Article 13.2 of the Rules of the LCIA (but excluding therefrom reference to paragraph (h) of Article 13.1 save in circumstances where the relief sought from the Court has already been sought from and refused by the arbitral tribunal). The institution and maintenance of any judicial action or proceeding for any such interim, provisional or injunctive relief shall not constitute a waiver of the right of any party to submit the dispute to arbitration.

11.7 In the event that any or part of any arbitral award is unenforceable outside the United Kingdom by reason of it granting injunctive relief or specific performance (whether interim or final relief), the parties to the arbitration agree that any of them shall be at

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liberty to apply to any court of competent jurisdiction for identical relief and further agree that all decisions of the arbitral tribunal giving rise to such relief shall be treated by the parties to the arbitration as giving rise to res judicata between them and may not be reopened by any of them.

AS WITNESS this Agreement has been executed and delivered as a deed by or on behalf of the parties the day and year first before written.

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EXECUTED as a DEED by             )
STRONTIAN HOLDINGS LIMITED        )
acting by its duly appointed      )
attorney MIKHAIL GOLOVATOV        )         MIKHAIL GOLOVATOV

                                            ...................................
                                            Attorney




EXECUTED as a DEED by             )
DEFENCE SYSTEMS LIMITED           )
acting by:-                       )         RICHARD BETHELL

                                            ...................................
                                            Authorised Signatory




EXECUTED as a DEED by             )
MIKHAIL GOLOVATOV                 )         MIKHAIL GOLOVATOV
in the presence of:-              )

NEAL WATSON
SOLICITOR
C/O 10 SNOW HILL
LONDON EC1A 2AL



EXECUTED as a DEED by             )
IGOR OREKHOV                      )
acting by his duly appointe       )
attorney MIKHAIL GOLOVATOV        )         MIKHAIL GOLOVATOV
in the presence of:-              )

NEAL WATSON
SOLICITOR
C/O 10 SNOW HILL
LONDON EC1A 2AL